Goodwill	12 Months Ended
Mar. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

8. Goodwill

Changes to the carrying amount of goodwill during the year ended March 31, 2013 were as follows:

Balance at March 31, 2012	$34,173
Impairment of goodwill	(34,173)

Balance at March 31, 2013	$—

During the nine months ended December 31, 2012, the continuing decline of both the Company’s share price and revenue had reached levels where management concluded that it was more likely than not that a goodwill impairment existed. As a result, the second step of the goodwill impairment test was performed.

The estimated fair value of the Company was determined utilizing an income approach which was then corroborated with a market approach. Under the income approach, the Company calculates the fair value of its single reporting unit based on the present value of estimated future cash flows. Cash flow projections are based on management’s estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions. The discount rate used estimates the rate a market participant would expect and is calculated based on the weighted-average cost of capital adjusted for the relevant risk associated with company-specific characteristics and the uncertainty related to the Company’s ability to execute on the projected cash flows. Under the market approach, the Company’s market capitalization was used as a key input for the determination of the fair value of the Company. The Company believes that the market capitalization alone does not capture the fair value of the business as a whole, or the substantial value that an acquirer would obtain from its ability to obtain control of the business. Consequently, the Company developed an estimate for the control premium that a marketplace participant might pay to acquire control of the business in an arms-length transaction.

The impairment loss was measured by estimating the implied fair value of the Company’s goodwill and comparing it with its carrying value. Using the Company’s fair value detailed above as the acquisition price in a hypothetical acquisition of the Company, the implied fair value of goodwill was calculated as the residual amount of the acquisition price after assigning fair value to net assets, including working capital, property and equipment and both recognized and unrecognized intangible assets.

Based on the results of the second step of the goodwill impairment test, it was concluded that the full carrying value of goodwill was impaired. Consequently, the Company recorded a goodwill impairment charge of $34,173 and reported this amount as a separate line item in the consolidated statements of operations.

The Company considered as part of the impairment test at the time the recoverable amount if its other long-lived assets and concluded that these assets were not impaired.